Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
MULTI-YEAR REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED MULTI-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 20, 2015, by and among QUESTAR CORPORATION, a Utah corporation, as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank and Swingline Lender, the undersigned financial institutions who are parties to the Credit Agreement hereinafter referenced (collectively, the “Continuing Lenders”), the New Lenders (hereinafter defined), JPMORGAN CHASE BANK, N.A., as Syndication Agent and an Issuing Bank, BARCLAYS BANK PLC, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, MIZUHO BANK, LTD., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agents, and WELLS FARGO SECURITIES, LLC and J.P. MORGAN SECURITIES LLC, as Joint Lead Arrangers and Joint Lead Bookrunners. As used herein, the term “New Lenders” means the financial institutions that are named as Lenders on the signature pages hereto that are not Continuing Lenders, and the term “Lenders” means, collectively, the New Lenders and the Continuing Lenders.
W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Continuing Lenders and other financial institutions (“Exiting Lenders”), and the Borrower are parties to that certain Amended and Restated Multi-Year Revolving Credit Agreement dated as of April 19, 2013 (the “Credit Agreement”);
WHEREAS, the Borrower has notified the Administrative Agent of its desire to decrease the aggregate Commitments and extend the Maturity Date;
WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;
WHEREAS, the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendments and waivers, to be effective as of the Amendment Effective Date (as defined below); and
WHEREAS, the Borrower, the Administrative Agent and the Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:
1.Definitions.
(a)Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
(b)From and after the Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.
(c)As used herein, the following terms shall have the meanings herein specified:
“Amendment Effective Date” shall have the meaning set forth in Section 6 of this Amendment.

2.Amendments to the Credit Agreement. Subject to the terms hereof and upon satisfaction of the conditions set forth in Section 6 hereof, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)The list of Exhibits set forth in the Table of Contents of the Credit Agreement is hereby amended by adding the following at the end thereof:
EXHIBIT H-1    Form of U.S. Tax Compliance Certificate
EXHIBIT H-2    Form of U.S. Tax Compliance Certificate
EXHIBIT H-3    Form of U.S. Tax Compliance Certificate
EXHIBIT H-4    Form of U.S. Tax Compliance Certificate
(b)The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Change of Control” means:
(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Equity Interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than fifty percent (50%) of the Equity Interests of the Borrower entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Borrower; or
(b)a majority of the members of the board of directors (or other equivalent governing body) of the Borrower ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the Effective Date, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(c)there shall have occurred under any indenture or other instrument evidencing any Indebtedness or Equity Interests in excess of $25,000,000 any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating the Borrower or any of its Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness or Equity Interests provided for therein.
(c)    The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows: In the last sentence thereof the reference to “$750,000,000” is amended to refer instead to “$500,000,000”.
(d)    The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	Clause (a) thereof is amended to insert “(i)” after “has failed to” at the beginning thereof and adding a new subclause (ii) at the end thereof, to read as follows:
or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due,

(ii)
The reference to “its business or a custodian appointed for it,” in subclause (d)(ii) thereof is hereby amended to refer instead to “its business or assets, or a custodian appointed for it, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity.”

(iii)	The reference to “form” in the proviso at the end thereof is amended to refer instead to “from”

(iv)	A new sentence is added at the end thereof, to read as follows:
Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16 (b)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swingline Lender and each Lender.
(e)    The definition of “Embargoed Person” set forth in Section 1.01 of the Credit Agreement is hereby deleted.
(f)    The definition of “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (i) zero percent (0.00%) per annum and (ii) the rate (rounded upwards, if necessary, to the next 1/100 of 1%) appearing at Reuters Screen LIBOR01 Page which displays an average ICE Benchmark Administration Interest Settlement Rate (or any successor to or substitute for such index, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the greater of (i) zero percent (0.00%) per annum and (ii) the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
(g)    The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Maturity Date” means November 20, 2020, as the same may be extended in accordance with Section 2.14.

(h)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and any rules, regulations or official interpretations thereof as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof.
“First Amendment” means the First Amendment to Amended and Restated Multi-Year Revolving Credit Agreement dated as of November 20, 2015 among the Borrower, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the “Amendment Effective Date” as defined in the First Amendment.
“Questar Gas 2013 Notes” means the Senior Notes issued by Questar Gas on December 20, 2013 in the original principal amount of $150,000,000 pursuant to the Questar Gas 2013 Note Purchase Agreement.
“Questar Gas 2013 Note Purchase Agreement” means the Note Purchase Agreement dated December 20, 2013 among Questar Gas and the purchasers party thereto pursuant to which the Questar Gas 2013 Notes were issued.
“Sanctions” means any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.
“364-Day Credit Agreement” means the 364-day revolving credit agreement to be entered into on the First Amendment Effective Date contemporaneous with the First Amendment, among the Borrower, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders named therein, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, providing for a revolving credit facility in an initial aggregate principal amount of up to $250,000,000.
(i)    Section 2.09(a)(vi) of the Credit Agreement is hereby amended as follows: the reference to “$1,000,000,000” is amended to refer instead to “$750,000,000”.
(j)    Section 2.14(a) of the Credit Agreement is hereby amended as follows: the reference to “Effective Date” in the first sentence thereof is amended to refer instead to “First Amendment Effective Date”.
(k)    The reference to “$75,000,000” in clause (i) of the first sentence of Section 2.15(a) of the Credit Agreement is hereby amended to refer instead to “$50,000,000”
(l)    Section 3.01 of the Credit Agreement is hereby amended as follows:

(i)
The reference to “a certificate” in Section 3.01(a)(ii)(B)(IV) is hereby amended to refer instead to “a certificate substantially in the form of Exhibit H-1 to the effect”, and “or” at the end of such subclause is hereby deleted.

(ii)	Subclause (V) of Section 3.01(a)(ii)(B) is hereby redesignated as subclause (VI), and a new subclause (V) is hereby inserted immediately prior thereto to read as follows:
(V)     to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax

Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner.

(iii)	The paragraph at the end of Section 3.01(B)(ii) is hereby amended in its entirety to read as follows:
In addition, if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (B), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iv)	A new subsection (g) is added at the end thereof, to read as follows:
(g)    For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(m)    The heading of Section 5.12 of the Credit Agreement is hereby amended by adding “; Anti Terrorism Laws; Sanctions” at the end thereof.
(n)    The first paragraph of Section 5.12(b) of the Credit Agreement is hereby amended by designating it as subsection (a), the second paragraph of Section 5.12 of the Credit Agreement is hereby amended by designating such paragraph subsection (b), and such Section 5.12(b) is hereby amended by deleting clauses (iii) and (iv), replacing “or” at the end of clause (v) with “,”, redesignating clauses (v) and (vi) as clauses (iii) and (iv), respectively, inserting “,” at the end of clause (iv), and adding a new clause (v) at the end thereof, to read as follows:
(v) has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or any other applicable anti-corruption Law.
(o)    Section 5.12 of the Credit Agreement is further amended by adding new subsections (c), (d) and (e) at the end thereof, to read as follows:
(c)    None of the Borrower, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of the Borrower or any of its Subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are: (i) the target of any Sanctions, or (ii) located, organized or resident in a country, region or territory that is, or whose government is, the subject of Sanctions, including, without limitation, Cuba, Crimea, Iran, North Korea, Sudan, Syria and Ukraine-related.

(d)     The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country, region or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).
(c)    The Borrower represents and covenants that for the past 5 years, neither the Borrower nor any of its Subsidiaries has knowingly engaged in, or is now knowingly engaged in, or will engage in, any dealings or transactions with any Person, or in any country, region or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.
(p)    Section 6.10 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:
The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees and agents with the FCPA, any other applicable anti-corruption Laws and Sanctions.
(q)    The reference to “any Law or of any Loan Document” in the first sentence of Section 6.13 of the Credit Agreement is hereby amended to refer instead to “any Law, Sanctions or any Loan Document” and Section 6.13 is further amended by adding the following two sentences at the end thereof:
No part of the proceeds of the Loans will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption Law. In no event shall the funds from any Loan or any Letter of Credit be used directly or indirectly by any Person in violation of Sanctions.
(r)    The references to “the Questar Gas 2012 Note Purchase Agreement” in Sections 7.07(c) and (d) of the Credit Agreement are hereby amended to refer instead to “the Questar Gas 2012 Note Purchase Agreement and the Questar Gas 2013 Note Purchase Agreement”.
(s)    The references to “$10,000,000” in clauses (i) and (ii)(B) of Section 8.01(g) of the Credit Agreement are hereby amended to refer instead to “$25,000,000”, and a new clause (iii) is added at the end of such Section 8.01(g), to read as follows: “or (iii) without limiting the foregoing, an “Event of Default” shall occur under, and as defined in, the 364-Day Credit Agreement.”
(t)    The reference to “$10,000,000” in the introductory clause of Section 8.01(h) of the Credit Agreement is hereby amended to refer instead to “$25,000,000”.
(u)    Section 9.01 of the Credit Agreement is hereby amended by adding the following two sentences at the end thereof:
It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(v)    The reference to “lend money to,” in Section 9.02 of the Credit Agreement is hereby amended to refer instead to “lend money to, own securities of,”.

(w)    The first sentence of Section 9.03 of the Credit Agreement is hereby amended by adding the following at the end thereof:
, and its duties hereunder shall be administrative in nature.
Section 9.02 is further amended by adding the following at the end of subsection (b):
, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;
(x)    Section 9.05 of the Credit Agreement is hereby amended by adding the following at the end thereof:
The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
(y)    The reference to “each Lender” in the first sentence of Section 10.04(b) of the Credit Agreement is hereby amended to refer instead to “the Syndication Agent, each Documentation Agent, each Lender”.
(z)    Section 10.07(d) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) with respect to any payments made by such Lender to its Participant(s).
(aa)    Section 10.11 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:
The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(bb)    Annex I attached to the Credit Agreement is hereby amended in its entirety to read as set forth on Annex I attached hereto.
(cc)    Schedule 1.01 attached to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 1.01 attached hereto.
(dd)    The contact information for Administrative Agent set forth on Schedule 10.02 to the Credit Agreement is hereby amended in its entirety to read as follows:

ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments and Requests for Borrowings):

Wells Fargo Bank, N.A.
1525 W WT Harris Blvd
Charlotte, NC 28262
Mail Code: D1109-019
Attn: Syndication Agency Services
Phone:  704-590-2706
Fax: 704-715-0017
Email:  agencyservices.requests@wellsfargo.com

Other Notices as Administrative Agent:

Wells Fargo Bank, N.A.
1000 Louisiana, 9th Floor
Houston, TX 77002
Attn: Maria Gonzales
Phone:  713-319-
Email:  maria.gonzales@wellsfargo.com

(ee)    The Form of Subordinated Promissory Note attached as Exhibit F to the Credit Agreement is hereby amended as follows: The first paragraph of Section 1.1 thereof is amended in its entirety to read as follows:
In this Subordinated Promissory Note, capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in (i) the Amended and Restated Multi-Year Revolving Credit Agreement dated as of April 19, 2013 among Maker, as Borrower, the Lenders and Issuing Banks from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender. and (ii) the 364-Day Credit Agreement dated as of November 20, 2015 among Maker, as Borrower, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent (as such agreement[s] may be amended, modified, supplemented, restated or refinanced from time to time, the “Credit Agreements”). In addition, the following terms shall have the following meanings:
All references to “Credit Agreement” therein shall refer instead to “Credit Agreements”.
(ff)    The Credit Agreement is hereby amended by adding new Exhibits H-1, H-2, H-3 and H-4 at the end thereof in the forms attached hereto.
3.Reaffirmation of Obligations. The Borrower hereby acknowledges and agrees that the execution, delivery, and performance of this Amendment shall not, except as expressly provided herein, in any way release, diminish, impair, reduce, or otherwise affect the Obligations. The Borrower hereby assumes, ratifies, and reaffirms all of the Obligations under the Credit Agreement and the other Loan Documents whether arising before, on or after the Amendment Effective Date.
4.Full Force and Effect of Agreement. Except as hereby specifically amended, modified, supplemented, or waived, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. From and after the Amendment Effective Date, (i) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “$750,000,000” shall be deemed to be and shall be a reference to “$500,000,000,” and (iii) each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “Lenders” shall include each New Lender.
5.Representations and Warranties. The Borrower hereby represents and warrants that:
(a)prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof the representations and warranties contained in subsections (a) and (b) of Section 5.06 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.02 thereof;
(b)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c)prior to and after giving effect to this Amendment, no Default or Event of Default exists on and as of the date hereof, and no event has occurred since December 31, 2014 that has had, or could reasonably be expected to have, a Material Adverse Effect
6.Conditions to Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the following conditions precedent have been satisfied:
(a)The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or in portable document format (.pdf), and unless otherwise specified, each dated as of the Amendment Effective Date, and each in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders:
(i)counterparts of this Amendment executed by the Borrower, the Administrative Agent and each Lender and a Note executed by the Borrower in favor of each Lender requesting a Note
(ii)a certificate of the chief financial officer of the Borrower attaching the following and certifying that they have been prepared in good faith based upon reasonable assumptions: consolidated balance sheet of Borrower and its Subsidiaries and a consolidated statement of income of the Borrower for the year ended December 31, 2014 and nine month period ended September 30, 2015;
(iii)a solvency certificate from the chief financial officer of the Borrower;
(iv)a certificate executed by a Responsible Officer of the Borrower certifying that:
(A)    after giving effect to this Amendment, there is no conflict with, or default under, any material agreement of the Borrower or any of its Subsidiaries (including any such agreements entered into in respect of Indebtedness), except for such conflicts or defaults as would not reasonably be expected to have a Material Adverse Effect;
(B)    all representations and warranties set forth in Section 5 of this Amendment are true and correct as of the Amendment Effective Date prior to and after giving effect to this Amendment; and

(v)(A)    from the Secretary or an assistant secretary of the Borrower, certificates of resolutions, incumbency and specimen signatures evidencing the identity, authority and capacity of each of the Borrower’s officers who are authorized to act in connection with this Amendment and the other documents delivered pursuant to this Section 6 and/or authorized to deliver requests for Loans pursuant to the Credit Agreement on and after the Amendment Effective Date, (B) documents and certifications evidencing that the Borrower is validly existing and in good standing in the State of Utah, and (C) copies of organizational documents of the Borrower certified by the Secretary or an assistant secretary of the Borrower or a certification that the organizational documents previously delivered to the Administrative Agent in connection with the Credit Agreement are still in full force and effect and have not been amended, modified or waived, in each case as the Administrative Agent may reasonably require;
(vi)favorable legal opinions (including an opinion regarding the enforceability of the Credit Agreement as amended by this Amendment) covering such matters as the Administrative Agent may reasonably request; and
(vii)the Borrower shall have entered into the 364-Day Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Applicable Percentage” (as defined therein) thereunder is equal to such Lender’s Applicable Percentage hereunder as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof; and
(b)the Borrower shall have paid, without duplication, (i) to each of Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as a Joint Lead Arranger (each an “Arranger”), for its own account, the fees and expenses then due and payable to such Arranger, (ii) to the Administrative Agent for the account of the applicable Lenders, any fees required to be paid to Lenders on or prior to the Amendment Effective Date; and (iii) other fees and expenses required to be reimbursed or paid by the Borrower pursuant to the Loan Documents, including the reasonable fees and expenses of counsel to the Administrative Agent, to the extent invoiced to the Borrower prior to the Amendment Effective Date.
Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 6, each Lender shall be deemed to be satisfied with each document delivered to it or other matter required hereunder to be satisfactory to Lenders unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying otherwise.
7.Administrative Agent, Issuing Banks and Lenders Make No Representations or Warranties. None of the Administrative Agent, nor any Issuing Bank nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.
8.New Lenders’ Representations, Warranties, Covenants, and Agreements. Each New Lender (a) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the administrative details form provided to the Administrative Agent.
9.Reallocation of Commitments, Revolving Loans and LC Exposure. In connection herewith, contemporaneously with the effectiveness hereof, Lenders hereby acknowledge and agree that they shall be deemed to have sold and assigned to other Lenders, and/or purchased and accepted from other Lenders, a portion of the outstanding aggregate Commitments, Revolving Loans and LC Exposure immediately prior to the effectiveness hereof, and hereby authorize the Borrower to make non-ratable borrowings and prepayments of Revolving Loans (and if any such sale, assignment, transfer, conveyance or prepayment includes the assignment or prepayment of any Eurodollar Loan on a day other than the last day of the Interest Period therefor, Borrower agrees that it shall pay any amounts requested by an affected Lender pursuant to Section 3.05 of the Credit Agreement), including prepayments in full of Loans to Exiting Lenders, as may be necessary such that (i) each Lender’s Commitment shall equal the Commitment amount set forth opposite such Lender’s name on Annex I attached hereto, (ii) each Lender’s Revolving Loans and LC Exposure shall equal such Lender’s Applicable Percentage (as set forth in Annex I attached hereto) of all outstanding Revolving Loans and all LC Exposure, and (iii) all Exiting Lenders shall be repaid in full and shall cease to be lenders under the Credit Agreement, and no such borrowing or prepayment shall violate any provisions of the Credit Agreement. Borrower, Administrative Agent and each Lender a party hereto hereby (x) consents to all reallocations and assignments of the Commitments, Committed Loans and LC Exposure effected pursuant to the foregoing, (y) acknowledges and agrees that such reallocations and assignments shall be deemed effective as if such reallocations and assignments were evidenced by Assignments and Assumptions among Lenders delivered pursuant to Section 10.07(b) of the Credit Agreement, and (z) agrees that Lenders shall make full cash settlement of such reallocations and assignments through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to such settlement, each Lender’s Commitment, Revolving Loans and LC Exposure shall be as set forth above.
10.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart.
11.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
12.Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
13.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
14.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent and each Lender, may not assign any of its respective rights, powers, duties or obligations hereunder.
15.No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
QUESTAR CORPORATION

By: /s/ Ronald W. Jibson
Name: Ronald W. Jibson
Title: Chairman, President & CEO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:     /s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, an Issuing Bank and Swingline Lender

By:     /s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Vice President

Signature Page S-1 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender, Syndication Agent and
an Issuing Bank

By:     /s/ Justin Martin
Name: Justin Martin
Title: Authorized Officer

Signature Page S-2 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:     /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Signature Page S-3 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender and Documentation Agent

By:     /s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By: /s/ Michael Moreno
Name: Michael Moreno
Title: Authorized Signatory

Signature Page S-4 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

MIZUHO BANK, LTD.,
as a Lender and Documentation Agent

By:    /s/ Takayuki Tomii
Name: Takayuki Tomii
Title: Deputy General Manager

Signature Page S-5 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Lender and Documentation Agent

By:     /s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

Signature Page S-6 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,,
as a Lender and Documentation Agent

By:     /s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

Signature Page S-7 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

NORTHERN TRUST, NA, as a Lender

By:     /s/ John Lascody
Name: John Lascody
Title: Vice President

Signature Page S-8 to Questar Corporation
First Amendment to Amended/Restated Multi-Year Credit Agreement

Annex I
ANNEX I
COMMITMENTS
AND APPLICABLE PERCENTAGES

Questar Corporation Multi-Year Facility Bank Group

Lender	Commitment	% Commitment
Wells Fargo Bank, National Association	$76,666,666.66	15.3333333333%
JPMorgan Chase Bank, N.A.	$76,666,666.67	15.3333333333%
Barclays Bank PLC	$64,000,000.00	12.8000000000%
Credit Suisse AG, Cayman Islands Branch	$64,000,000.00	12.8000000000%
Mizuho Bank, Ltd.	$64,000,000.00	12.8000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$64,000,000.00	12.8000000000%
U.S. Bank National Association	$64,000,000.00	12.8000000000%
Northern Trust, NA	$26,666,666.67	5.3333333333%
Total	$500,000,000,00	100%

Annex I

Schedule 1.01

PRICING SCHEDULE
(Multi-Year Facility)

Pricing shall be determined based upon the Borrower’s Debt Rating, as follows:

Pricing Level	Debt Rating (S&P/Moody’s)	Commitment Fee	Eurodollar Margin	Base Rate Margin
			Letter of Credit Fee
1	> AA- / Aa3	0.050%	0.625%	0.000%
2	A+ / A1	0.060%	0.750%	0.000%
3	A / A2	0.080%	0.875%	0.000%
4	A- / A3	0.100%	1.000%	0.000%
5	< BBB+ / Baa1	0.150%	1.125%	0.125%
provided that (a) if the respective Debt Ratings issued by S&P or Moody’s differ by one notch, the higher rating will govern (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a two notch or greater difference between the higher and the lower Debt Rating, then the governing Debt Rating will be one level better than the lower Debt Rating; (c) if the Borrower has only one Debt Rating, such Debt Rating shall apply; and (d) if the Borrower ceases to have any Debt Rating, Pricing Level 5 shall apply.
Pricing shall initially be determined at Pricing Level [3]. Thereafter, each change in pricing resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Borrower to the Administrative Agent of notice thereof pursuant to Section 6.04(h) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

Schedule 1.01

EXHIBIT H-1
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Questar Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit H-1

EXHIBIT H-2
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Questar Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code].
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit H-2

EXHIBIT H-3
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Questar Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit H-3

EXHIBIT H-4
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of April 19, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Questar Corporation, Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A., and each lender from time to time party thereto.
Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit H-4